Exhibit 99.1

Flowserve Provides Coronavirus (COVID-19) Update

  Withdraws full-year 2020 guidance due to COVID-19 impact and end-market uncertainty
  Solid liquidity position exceeds $1.3 billion, including over $600 million in cash, as of March 31, 2020
  Expected first quarter 2020 backlog of approximately $2.2 billion provides future revenue visibility
  Majority of revenues derived from recurring business at existing process industry facilities

DALLAS--(BUSINESS WIRE)--April 6, 2020--Flowserve Corporation, (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today provided an update on its business and operations in light of the COVID-19 pandemic.

Flowserve’s first priority is to protect the health and safety of its associates, suppliers and customers. Throughout this pandemic, Flowserve has maintained cross-functional crisis management teams to respond to the changing conditions. Many of the company’s global locations, including manufacturing facilities, Quick Response Centers (QRCs), Global Technology & Engineering Centers (GTEC) and corporate headquarters, have incurred periods of temporary closures

Despite country, state and local authorities issuing various shelter in place orders, Flowserve’s products and services are classified as an essential business in most of the locations where the company operates, and serving our customers and restoring operations is of utmost importance. The majority of our facilities continue to make products and provide services for our customers. In these locations, the company has taken steps to enforce social distancing practices, augment the cleaning practices of the facility, and enhance the hygiene protocol in shared spaces. Additionally, Flowserve has implemented a work-from-home policy for all employees in affected locations who are able to do so.

Flowserve continues to monitor the situation closely, and will act in accordance with decrees, orders and laws in the countries and geographies where the company operates.

Financial Flexibility and Liquidity

Flowserve continues to maintain a strong balance sheet. As of March 31, 2020, the company had available liquidity of approximately $1.3 billion, including over $600 million of cash and cash equivalents and approximately $710 million of available capacity under the company’s revolving credit facility. The company has no material near-term debt maturities, with the earliest due in March 2022. Flowserve also maintains an investment-grade credit rating from the major credit rating agencies.

Withdrawing 2020 Full Year Guidance

On February 17, 2020, Flowserve provided its guidance on certain financial metrics for full-year 2020, prior to the global spread of COVID-19. Due to the rapidly evolving impact of COVID-19, as well as end-market uncertainty, Flowserve is withdrawing its 2020 financial guidance at this time.

Summary Overview

Flowserve’s products and services remain important to existing process industries, and the company’s installed base requires ongoing attention. In 2019, over half of Flowserve’s revenues were for parts, services and repairs to support our extensive installed base of equipment. Additionally, the majority of original equipment sales in 2019 were also to existing and operating facilities through customer’s MRO budgets. These facilities continue to operate, and Flowserve remains committed to helping them run safely and efficiently.

“Over our 230-year history, Flowserve and our legacy companies have navigated periods of challenge and uncertainty,” said Scott Rowe, Flowserve’s president and chief executive officer. “As the COVID-19 pandemic continues to evolve, our top priority will remain protecting the health, safety and well-being of our associates, suppliers and customers. Having been designated an essential business in most of the geographies in which we operate, we are committed to providing the critical support, products and services that our customers rely on.”

About Flowserve: Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement:

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: the impact of the global outbreak of COVID-19 on our business and operations; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from our strategic transformation and realignment initiatives, our business could be adversely affected; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions, trade embargoes, epidemics or pandemics or changes to tariffs or trade agreements that could affect customer markets, particularly North African, Russian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela and Argentina; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; expectations regarding acquisitions and the integration of acquired businesses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance. Throughout our materials we refer to non-GAAP measures as “Adjusted.” Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Contacts

Flowserve Contacts
Investor Contacts:
Jay Roueche, Vice President, Investor Relations & Treasurer (972) 443-6560
Mike Mullin, Director, Investor Relations, (972) 443-6636

Media Contact:
Lars Rosene, Vice President, Corporate & Marketing Communications, (972) 443-6644